                             OMNIPOINT CORPORATION


                         11 5/8% Senior Notes due 2006


                              PURCHASE AGREEMENT
                              ------------------


                                                                 August 22, 1996



DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
c/o Donaldson, Lufkin & Jenrette
   Securities Corporation
   277 Park Avenue
   New York, New York  10172

Ladies and Gentlemen:

     Subject to the terms and conditions herein contained, Omnipoint Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Goldman, Sachs & Co. (together with DLJ, the "Initial Purchasers"), an aggregate of $250,000,000 principal amount of 11 5/8% Senior Notes due 2006 (the "Notes"). The Notes are to be issued pursuant to the provisions of an Indenture (the "Indenture"), to be dated as of August 27, 1996, by and between the Company and Marine Midland Bank, a New York banking corporation and trust company, as trustee (the "Trustee"). In connection with the closing contemplated by this Agreement, the Company will enter into the Registration Rights Agreement (as hereinafter defined). The Notes and the Indenture are more fully described in the Offering Memorandum (as hereinafter defined).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Offering Memorandum.

1.  Delivery and Payment.  Delivery to you of and payment for the Notes shall be
    --------------------
made at 10:00 A.M., New York City time, on August 27, 1996 (such time and date being referred to as the "Closing Date") at the offices of Skadden, Arps, Slate, Meagher & Flom, 1440 New York Avenue, N.W., Washington, D.C., 20005 or such other place as DLJ shall reasonably designate. The Closing Date and the location of delivery of, and the form of payment for the Notes may be varied by agreement between DLJ and the Company.

     One or more of the Notes in definitive form, registered in the name of Cede and Co., as nominee of The Depository Trust Company ("DTC"), or such other names as you shall request in writing not later than one full business day prior to the Closing Date, having an aggregate principal amount corresponding to the aggregate principal amount of Notes resold pursuant to Rule 144A under the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") thereunder (the "Act"), as such rule may be amended from time to time ("Rule 144A"), to qualified institutional buyers ("QIBs") within the meaning of Rule 144A (collectively, the "Global Notes"), and one or more Notes in definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than one business day prior to the Closing Date, having an aggregate principal amount corresponding to the aggregate principal amount of the Notes sold to Institutional Accredited Investors (as defined herein) (collectively, the "Certificated Notes"), shall be delivered by the Company to you on the Closing Date with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for your respective accounts against payment of the Purchase Price (as hereinafter defined) by wire transfer of same day funds to such bank accounts as the Company shall designate at least two business days prior to the Closing Date. At least one of the bank accounts (the "Escrow Account") will be created pursuant to an Escrow Agreement (the "Escrow Agreement"), to be dated the Closing Date, between the Company and The Chase Manhattan Bank, as escrow agent, substantially in the form of Exhibit B hereto. The Global Notes and Certificated Notes in definitive form shall be made available to you at the offices of DLJ (or at such other place as shall be acceptable to you) for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

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2.  Offering of the Notes and the Initial Purchasers' Representations.
    -----------------------------------------------------------------

     (a) You have advised the Company that it is your intention, as promptly as you deem appropriate after the Company shall have furnished you with copies of the Offering Memorandum, to resell the Notes pursuant to the procedures and upon the terms set forth in the Offering Memorandum.

     (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that it:

               (i) is not acquiring the Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction;

               (ii) will solicit offers for Notes only from, and will offer Notes only to, persons that it reasonably believes are (y) QIBs in transactions meeting the requirements of Rule 144A, or (z) other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Act ("Institutional Accredited Investors"));

               (iii) will offer and sell the Notes only (y) to persons who it reasonably believes to be QIBs or (z) to institutions which it reasonably believes are Institutional Accredited Investors that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum;

               (iv) is an Institutional Accredited Investor with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes;

               (v) has not and will not offer or sell the Notes by any form of general solicitation or general advertising, including but not limited to, the methods described in Rule 502(c) under the Act; and

               (vi) will, during its initial distribution of the Notes, unless prohibited by applicable law, furnish to each person to whom it offers any Notes a copy of the preliminary offering memorandum (as defined) or inform each such person that a copy of such preliminary offering memorandum is available upon request and will, during its initial distribution of the Notes, furnish to each person to whom it sells any Notes a copy of the Offering Memorandum (as then amended or supplemented).

3.   Agreements to Sell and Purchase.  On the basis of the representations and
     -------------------------------
warranties contained in this Agreement, and subject to the terms and conditions contained in this Agreement, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, Notes in the respective principal amount set forth opposite the name of such Initial Purchaser in Schedule I hereto, plus such amount as they may individually become obligated to purchase pursuant to Section 8 hereof, at a purchase price per Security equal to the percentage of the principal amount thereof set forth in the table on the cover page of the Offering Memorandum under the heading "Proceeds to the Company" (the "Purchase Price"). The portion of the Purchase Price so set forth in the Offering Memorandum will be paid into the Escrow Account.

     The Notes will be offered and sold to you without being registered under the Act in reliance on an exemption therefrom. The Company has prepared a preliminary offering memorandum dated August 9, 1996 (such preliminary offering memorandum is referred to herein as the "preliminary offering memorandum"), and an offering memorandum dated August 22, 1996 (such offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Notes, is referred to herein as the "Offering Memorandum"), setting forth information regarding the Company and the Notes. The Company hereby confirms that it has authorized the use of the preliminary offering memorandum and the Offering Memorandum in connection with the offering and resale of the Notes.

     Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit B hereto, for so long as such Notes constitute "Registrable Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission under the circumstances set forth therein (i) a registration statement under the Act (the "Exchange Offer Registration Statement"), registering an issue of senior notes identical in all material respects to the Notes (the "Exchange Notes"), to be offered in exchange for the Notes (the "Exchange Offer"), or (ii), under certain circumstances, a registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and collectively, with the Exchange Offer Registration Statement, the "Registration Statements").

4.   Agreements of the Company.  The Company agrees with each of you that:
     -------------------------

     (a) It will advise you promptly and, if requested by you, confirm such advice in writing, of the happening of any event during the period as in your judgment you are required to deliver an Offering Memorandum in connection with sales of the Notes by you which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) It will notify you promptly of (i) the receipt of any comments from any state securities commission or any other regulatory authority that relate to the preliminary offering memorandum or the Offering Memorandum, (ii) the suspension of qualification of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or any other regulatory authority. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Notes under any state securities or Blue Sky laws, and, if at any time any state securities commission or any other regulatory authority shall issue an order suspending the qualification or exemption of the Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (c) Promptly after the execution of this Agreement, and from time to time thereafter for such period as in your judgment the Offering Memorandum is required to be delivered in connection with sales of the Notes by you, it will furnish to you, without charge, as many copies of the Offering Memorandum (and of any amendment or supplement to the Offering Memorandum) as you may reasonably request.

     (d) If, during such period as in your judgment you are required to deliver the Offering Memorandum in connection with sales of the Notes by you, any event shall occur as a result of which it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in light of the circumstances existing as of the date the Offering Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum so that the statements in the Offering Memorandum, as so amended or supplemented, will not, in light of the circumstances existing as of the date the Offering Memorandum is so delivered, be misleading, or so that the Offering Memorandum will comply with applicable law, it will so amend or supplement the Offering Memorandum and will furnish to you without charge such number of copies thereof as you may reasonably request.

     (e) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, it will pay and be responsible for all costs, expenses, fees and taxes incurred in connection with or incident to (i) the printing, filing, processing and distribution and delivery of the Offering Memorandum, each preliminary offering memorandum and all amendments and supplements thereto, (ii) the printing, processing, execution, distribution and delivery of this Agreement, the Indenture, any memoranda describing state securities or Blue Sky laws and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection with the offering of the Notes, (iii) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph (h), below (including, in each case, the reasonable fees and disbursements of counsel relating to such registration or quali-fication and memoranda relating thereto and any filing fees in connection therewith), (iv) furnishing such copies of the preliminary offering memorandum and the Offering Memorandum, all amendments and supplements to any of them as may be reasonably requested by the Initial Purchasers, (v) the inclusion of the Notes on the National Association of Securities Dealers, Inc. (the "NASD") Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") and the approval of the Notes by DTC for "book-entry" transfer, (vi) the rating of the Notes by investment rating agencies and (vii) the performance by the Company of its other obligations under this Agreement, including (without limitation) the fees of the Trustee, the cost of its per sonnel and other internal costs, the cost of printing and engraving the certificates representing the Notes and all expenses and taxes incident to the sale and delivery of the Notes to the Initial Purchasers.

     (f) It will furnish to each Initial Purchaser, without charge, two (2) signed copies (plus one additional signed copy to your legal counsel) of the Registration Statements as first filed with the Commission and of each amendment or supplement to it, including each post-effective amendment and all exhibits filed therewith.

     (g) It will not make any amendment or supplement to any preliminary offering memorandum or the Offering Memorandum, of which you shall not previ-ously have been advised and provided a copy within two business days prior to the first use thereof (or such reasonable amount of time as is necessitated by the exigency giving rise to the need for such amendment or supplement), or to which you shall object; and it will prepare and provide you with, promptly upon your request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with the resale of the Notes by you.

     (h) It will cooperate with you and your counsel in connection with the registration or qualification of the Notes for offer and sale to and by the Initial Purchasers under the state securities or Blue Sky laws of such jurisdictions as you may request. The Company will continue such qualification in effect so long as required by law for distribution of the Notes (provided,
                                                                    --------
that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject it to taxation or to general consent to service of process in any jurisdiction in which it is not now so subject).

     (i) For so long as and at any time that it is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934 and the Commission's rules and regulations thereunder (the "Exchange Act"), the Company, upon request of any holder of the Notes, will furnish to such holder, and to any prospective purchaser or purchasers of the Notes designated by such holder, information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act; provided, however, that the Company's obligations under this Section 4(i) shall
- --------  -------
terminate upon the earlier of (i) the date the Exchange Offer is concluded and the exchange of the Exchange Notes for the Notes tendered therein is consummated or (ii) the date the Shelf Registration Statement is declared effective by the Commission; provided further that, notwithstanding the foregoing proviso, the
            -------- -------
Company shall be obligated to deliver, upon request, any information required by Rule 144A(d)(4) under the Act to prospective purchasers of the Notes during any period during which, pursuant to the Registration Rights Agreement, the Shelf Registration Statement is required to be effective, but such effectiveness has been suspended or revoked for any reason.

     (j) It will, so long as any of the Notes are outstanding, deliver to the Initial Purchasers, without charge, a copy of each report or such other publicly available information furnished to holders of the Notes, or filed with the Commission, whether or not required by law or pursuant to the Indenture, and such other publicly available information concerning the Company and its subsidiaries (the "Subsidiaries") as you may reasonably request, at the same time as such reports or other infor mation are furnished to such holders.

     (k) It will not voluntarily claim, and will actively resist any attempts to claim, the benefit of any usury laws against the holders of the Notes.

     (l) It will use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

     (m) It will cooperate with you to cause the Notes to be designated as eligible for trading through PORTAL in accordance with the rules and regulations of the NASD.

     (n) It will not, and will ensure that no affiliate (as such term is defined in the Commission's Rule 501(b) under the Act) of the Company will offer, sell or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the offer and sale of the Notes in a manner that would require the registration of the Notes under the Act.

     (o) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, as the case may be, it will not, and will not authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

     (p) It will cause each Security to bear the following legend until such legend shall no longer be necessary or advisable because the Notes are no longer subject to the restrictions on transfer described therein:

     "THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY APPLICABLE EXEMPTION THEREFROM.

     EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN
     A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     (q) It will use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent to the delivery of the Notes.

5.   Representations and Warranties.  The Company represents and warrants to
     ------------------------------
each of you that:

     (a) Each of the preliminary offering memorandum and the Offering Memorandum, as of its date, contains all the information that, if requested by a prospective purchaser of the Notes, would be required to be provided pursuant to Rule 144A(d)(4) under the Act. The Offering Memorandum does not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the preliminary offering memorandum or the Offering Memorandum (or any supplement or amendment to them), made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers by you expressly for use therein. The Company acknowledges for all purposes under this Agreement (including this paragraph and Section 6 hereof and legal opinions) that the statements set forth in the third paragraph (first four sentences) and fourth paragraph (third sentence), under the caption "Plan of Distribution" and in the last paragraph of the cover page in any preliminary offering memorandum and in the Offering Memorandum constitute the only written information furnished to the Company by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum (or any amendment or supplement to any of them), and that the Initial Purchasers shall not be deemed to have provided any information (and therefore are not responsible for any statements or omissions), pertaining to any arrangement or agreement with respect to any party other than the Initial Purchasers. On the date hereof, at the date of the Offering Memorandum, and any amendment or supplement thereto (if different), and at the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated pursuant thereto (collectively, the "TIA"), which would be applicable to an Indenture qualified under the TIA. No contract or document of a character required to be described in the Offering Memorandum, were the Offering Memorandum to be the form of prospectus contained in a registration statement under the Act on Form S-1, has not been described as so re quired.

     (b) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental body, agency or official which prevents the issuance of the Notes or prevents or suspends the use of any preliminary offering memorandum or suspends the sale of the Notes in any jurisdiction referred to in Section 4(h) hereof; no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Notes or the use of any preliminary offering memorandum or the Offering Memorandum in any jurisdiction referred to in Section 4(h) hereof; no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official, domestic or foreign, is pending against or, to the best knowledge of the Company, threatened against the Company which, if adversely determined, could materially interfere with or adversely affect the issuance of the Notes or in any manner draw into question the validity of the Registration Rights Agreement, this Agreement, the Indenture or the Notes.

     (c) The Indenture has been duly authorized by the Company and, when duly executed and delivered by the Company in accordance with its terms, will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable.

     (d) The Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will, when issued, executed, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable. The Notes will be entitled to the benefits of the Indenture and will conform in all material respects to the descriptions thereof in the Offering Memorandum.

     (e) This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming due execution and delivery by you of this Agreement), except as rights of indemnity or contribution, or both, may be limited by state and Federal laws.

     (f) The execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Escrow Agreement and the Notes by the Company, the issuance and sale of the Notes, the performance of this Agreement and the Indenture and the consummation of the transactions contemplated by this Agree ment and the Indenture will not conflict with or result in a breach or violation of (A) any of the respective charters or bylaws of the Company or any of the Subsidiaries or (B) any of the terms or provisions of, or constitute a default or cause an accel eration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"), with respect to, any obligation, bond, agreement, note, debenture, or other evidence of indebtedness, or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which the Company or any Subsidiary is a party or by which it or any of them is bound, or to which any properties of the Company or any Subsidiary is or may be subject, or contravene any order of any court or governmental agency, body or official having jurisdiction over the Company or any Subsidiary or any of their prop erties, or violate or conflict with any statute, rule or regulation or administrative regulation or decree or court decree applicable to the Company or any Subsidiary or any of their respective assets or properties.

     (g) Each of the Registration Rights Agreement and the Escrow Agreement has been duly and validly authorized by the Company and on the Closing Date will have been duly executed and delivered by the Company and, when duly executed and delivered by the other parties thereto, will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights of indemnity or contribution, or both, may be limited by state and Federal laws and except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Each of the Registration Rights Agreement and the Escrow Agreement conforms in all material respects with the descriptions thereof in the Offering Memorandum.

     (h) No authorization, approval or consent or order of, or filing with, any court or governmental body, agency or official is necessary in connection with the transactions contemplated by this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Indenture except such as may be required by state securities or Blue Sky laws or regulations and, with respect to the Registration Rights Agreement, the Act and the TIA. None of the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

     (i) The Company and each of the Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum as proposed to be conducted, and to own, lease and operate its properties, as applicable, and, with respect to the Company, to authorize the offering of the Notes, to execute, deliver and perform this Agreement, the Indenture, the

Escrow Agreement and the Registration Rights Agreement and to issue, sell and deliver the Notes; and the Company and each of the Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualifi cation, except where the failure to be so qualified would not have a material adverse effect, whether singly or in the aggregate, on the properties, business, results of operations, affairs, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect");

     (j) The consolidated capitalization of the Company is as set forth in the Offering Memorandum, under the caption "Capitalization" in the column "Actual" and, after consummation of the Offering, will be as set forth in the column "As Adjusted."

     (k) All of the outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and other than (i) the ownership by an unaffiliated third-party of 549 shares of common stock, $0.01 par value (the "OCI Common Stock"), of Omnipoint Communications Inc., a Delaware corporation ("OCI"), constituting 4.4% of the outstanding capital stock of OCI and (ii) the pledge by Omnipoint PCS, Inc., a Delaware corporation, of 11,874 shares of OCI Common Stock, constituting 95.6% of the outstanding capital stock of OCI, to Mellon Bank, N.A., as collateral agent for the ratable benefit of Northern Telecom Inc., as administrative agent and Ericsson Inc., as administrative agent, pursuant to the Amended and Restated Pledge Agreement dated as of August 7, 1996, are owned by the Company free and clear of any Lien. There are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale, or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

     (l) Neither the Company nor any Subsidiary is (A) in violation of its respective charter or bylaws or (B) in default in the performance of any obligation, bond, agreement, debenture, note or any other evidence of indebtedness, or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which it is a party or by which it is bound, or to which any of the property or assets any of them is subject, except in the case of (B) defaults which, singly or in the aggregate, as could not reasonably be expected to have a Material Adverse Effect.

     (m) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company or any Subsidiary or any of their respective assets or properties, which, taken singly or in the aggregate, could have a Material Adverse Effect, or which might materially and adversely affect the performance by the Company of its obligations pursuant to this Agreement or the transactions contemplated hereby or thereby and, to the best knowledge of the Company, no such action, suit or proceeding is contemplated or threatened.

     (n) Neither the Company nor any Subsidiary has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety or the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act, as amended, or the rules and regulations promulgat ed thereunder, which violations, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (o) The Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to carry on its business as it is currently being conducted and as it is proposed to be conducted as described in the Prospectus; the Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Offering Memorandum, such permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

     (p) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (q) Except as could not reasonably be expected to have a Material Adverse Effect, each of the Company and the Subsidiaries has good and marketable title, free and clear of all Liens (except as permitted by clauses (v), (vi) and (viii) of Section 4.9 of the Indenture), to all property and assets described in the Offering Memorandum as being owned by it and such properties and assets are in the condition and suitable for use as so described. All leases to which any of the Company and the Subsidiaries is a party are valid and binding and no default has occurred and is continuing thereunder (in the case of defaults by persons other than the Company and the Subsidiaries, to the best knowledge of the Company and the Subsidiaries), which could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not interfere with the use made or proposed to be made by them.

     (r) The Company and the Subsidiaries maintain insurance at least in such amounts and covering at least such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

     (s) Coopers & Lybrand L.L.P., the firm of accountants that has certified or shall certify the applicable consolidated financial statements of the Company and subsidiaries and the other financial statements included or to be included as part of the Offering Memorandum, are independent public accountants with respect to the Company, as would be required under the Act. The consolidated financial statements and the other financial statements, together with related schedules and notes, set forth in the Offering Memorandum, comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and fairly present the consolidated financial position of the Company and the financial position of its subsidiaries at the respective dates indicated and the results of their operations and their cash flows, as applicable, for the respective periods indicated, and were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), consistently applied throughout such periods subject in the case of interim statements to normal recurring adjust ments. The other financial and statistical information and data included in the Offer ing Memorandum are accurately presented and prepared on a basis consistent with the financial statements and the books and records of the Company.

     (t) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, or any development which could reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Change").

     (u) The Company and each of the Subsidiaries have filed (or have had filed on their behalf) all tax returns required to be filed by any of them prior to the date hereof under applicable law, other than those filings being contested in good faith. All such tax returns and amendments thereto are true, correct and complete in all material respects. The Company and each of the Subsidiaries have paid (or have had paid on their behalf) all material taxes, including all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto, other than those taxes being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the best of the Company's and each of the Subsidiaries' knowledge, there are no tax items of a material nature that are currently under examination by the Internal Revenue Service or any other domestic or foreign governmental authority responsible for the administration of any such taxes.

     (v) The Company and the Subsidiaries possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property"), presently employed by them in connection with the businesses now operated by them, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing except as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The use of such Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the rights of any person.

     (w) (i) Except as set forth in the Offering Memorandum, (i) the Company and each of the Subsidiaries have applied for or obtained all certificates, consents, exemptions, orders permits, licenses, authorizations or other approvals (each, an "Authorization") of and from, and has made all declarations and filings with, all Governmental Authorities, including, without limitation, the Federal Communications Commission ("FCC") and each applicable state regulatory agency or body that exercises or will exercise jurisdiction over the Company ("Applicable PUC"), necessary to conduct its business as it is currently being conducted and as it is proposed to be conducted as described in the Offering Memorandum, except to the extent that the failure to obtain, declare or file would not, singly or in the aggregate, have a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect, except where the failure of any such Authorization to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect and (iii) the Company and each of the Subsidiaries is in compliance in all material respects with the rules and regulations of the FCC and all Applicable PUCs and the terms and conditions of all such Authorizations; (2) except for rulemaking proceedings of general applicability to the PCS industry not required to be described in the Offering Memorandum, there are no legal or governmental proceedings pending before any Governmental Authority (except as such as may be required under the securities or Blue Sky Laws of the various states), including without limitation, the FCC or any Applicable PUC, to which the Company or any Subsidiary is a party or of which any property of the Company or any Subsidiary is subject, and to the Company's knowledge, no such proceedings against the Company or any Subsidiary are threatened or contemplated; and (3) the execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated herein and in the Offering Memorandum, including, without limitation, the issuance and sale of the Notes to the Initial Purchasers, (i) do not conflict with or result in a violation of the Telecommunications Act of 1996, the Communications Act of 1934, as amended, the rules or regulations of the FCC or any Applicable PUC, or any judgment, order or decree of any Governmental Authority, (ii) will not cause any cancellation, termination, revocation, forfeiture or material impairment of any Authorization, and (iii) do not and will not require notice to or the approval of the FCC, any Applicable PUCs, or any other Governmental Authorities (except as such may be required under the securities or Blue Sky laws of the various states).

     (x) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization;

and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (y) Neither the Company nor any Subsidiary nor any agent acting on their behalf has taken or will take any action that is reasonably likely to cause the issuance or sale of the Notes to violate Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

     (z) Neither the Company nor any Subsidiary nor the Escrow Account is (i) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (aa) No holder of any security of the Company has or will have any right to require registration of such security by virtue of the transactions contemplated by this Agreement or the Registration Rights Agreement, except as have been waived in writing or except as may and will be satisfied by the filing of a separate registration statement.

     (ab) Except as disclosed in the Offering Memorandum, there are no business relationships or related party transactions which would be required to be disclosed therein by Item 404 of Regulation S-K of the Commission if the Offering Memorandum were a prospectus contained in a registration statement on Form S-1 filed under the Act.

     (ac) On the Closing Date, the Notes will have been approved for inclusion on PORTAL, subject to official notice of issuance.

     (ad) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) under the Act) of the Company has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or will be integrated with the sale of the Notes in a manner that would require registration of the offering and sale of the Notes under the Act.

     (ae) Neither the Company nor any officer, director or other person (other than you, as to whom the Company makes no representation), acting on its behalf has engaged, in connection with the offering of the Notes, in any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

     (af) Assuming the accuracy of your representations contained in Section 2(b) hereof and your compliance with your agreements therein set forth, it is not necessary, in connection with the sale and delivery of the Notes to you and the offer and resale of the Notes by you, in each case in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Act or to qualify the Indenture under the TIA.

     (ag) The Company has delivered to the Initial Purchasers true and correct copies of each of the Senior Notes, the NT Credit Facility and the Ericsson Credit Facility in the form executed and delivered, and there have been no amendments, alterations, modifications or waivers of any of the provisions of the Senior Notes, the NT Credit Facility or the Ericsson Credit Facility from the form which has been delivered to the Initial Purchasers; there exists as of the date hereof no event or condition which would constitute a default or an event of default (in each case as defined in the Senior Notes, the NT Credit Facility or the Ericsson Credit Facility, as applicable), under either such facility which would result in a Material Adverse Effect or materially adversely effect the ability of the Company to consummate the transactions contemplated by this Agreement. The Senior Notes, the NT Credit Facility and the Ericsson Credit Facility conform in all material respects with the respective descriptions thereof in the Offering Memorandum.

     (ah) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the transactions contemplated by this Agreement shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters covered thereby.

6.   Indemnification.
     ---------------

     (a) The Company agrees to indemnify and hold harmless (i) each of the Initial Purchasers and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), any of the Initial Purchasers (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinaf-ter be referred to as an "Indemnified Person"), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, expenses and other liabilities (collectively, "Liabilities"), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (including any amendment or supplement thereto), or any preliminary offering memorandum, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities are caused by an untrue statement or omission or alleged untrue statement or omission that is (x) made in reliance upon and in conformity with information relating to either of the Initial Purchasers furnished in writing to the Company by or on behalf of such Initial Purchaser expressly for use in any preliminary offering memorandum or the Offering Memorandum (or any amendment or supplement there to), or (y) with respect to the Initial Purchaser from whom the person asserting the Liabilities purchased Notes, made in any preliminary offering memorandum if a copy of the Offering Memorandum (as amended or supplemented, if the Company shall have furnished the Initial Purchasers with such amendments or supplements thereto on a timely basis), was not delivered by or on behalf of such Initial Purchaser to the person asserting the Liabilities, if required by law to have been so delivered by the Initial Purchaser seeking indemnification, at or prior to the written confirmation of the sale of the Notes, and it shall be finally determined by a court of competent jurisdiction, in a judgment not subject to appeal or review, that the Offering Memorandum (as so amended or supplemented), would have completely corrected such untrue statement or omission. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

     (b) In case any action or proceeding (for all purposes of this Section 6, including any governmental investigation), shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing; provided, that the failure to give such notice shall not relieve the
            --------
Company of its obligations pursuant to this Agreement. Upon receiving such notice, the Company shall assume, at its sole expense, the defense thereof, with counsel reason-ably satisfactory to such Indemnified Person and, after written notice from the Company to such Indemnified Person of its election so to assume the defense thereof made within five business days after receipt of the notice from the Indemnified Person of such action or proceeding, the Company shall not be liable to such Indemnified Person hereunder for legal expenses of other counsel subsequently incurred by such Indemnified Person in connection with the defense thereof, other than costs of investigation, unless (i) the Company agrees in writing to pay such fees and expenses, or (ii) the Company fails promptly to assume such defense or fails to employ counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties to any such action or proceeding (including any impleaded parties), include both such Indemnified Person and any of the Company or an affiliate of the Company, and either (x) such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to one or more of the Company or such affiliate or
(y) a conflict may exist between such Indemnified Person and the Company or such affiliate. In the event of any of clause (i), (ii) and (iii) of the immediately preceding sentence, if such Indemnified Person notifies the Company in writing, the Company shall not have the right to assume the defense thereof and such Indemnified Person shall have the right to employ its own counsel in any such action and the reasonable fees and expenses of such counsel shall be paid, as incurred, by the Company, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circum stances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Persons. The Company agrees to be liable for any settlement of such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any Liabilities by reason of any settlement of any action effected with the written consent of the Company. The Company agrees to be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than ten business days after receipt by the Company of the aforesaid request for payment in respect of an indemnification obligation pursuant hereto and (ii) the Indemnified Person shall not have been reimbursed in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought pursuant hereto (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

     (c) Each of the Initial Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Company and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Initial Purchaser and conforming to information furnished in writing by or on behalf of such Initial Purchaser expressly for use in the Offering Memorandum or any preliminary offering memorandum, as applicable. In case any action or proceeding (including any governmental investigation), shall be brought or asserted against the Company, any of its directors, any such officer, or any such controlling person based on the Offering Memorandum or any preliminary offering memorandum in respect of which indemnity is sought against any Initial Purchaser pursuant to the foregoing sentence, the Initial Purchaser shall have the rights and duties given to the Company (except that if the Company shall have as sumed the defense thereof, such Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser), and the Company, its directors, any such officers and each such controlling person shall have the rights and duties given to the Indemnified Person by Section 7(b) above.

     (d) If the indemnification provided for in this Section 6 is finally determined by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and such Initial Purchaser, on the other hand, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and any of the Initial Purchasers (and its related Indemnified Persons), on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Notes

(net of discounts and commissions but before deducting expenses), received by the Company bears to the total discounts and commissions received by such Initial Purchaser, in each case as set forth in the Offering Memorandum. The relative fault of the Company, on the one hand, and such Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, on the one hand, or by such Initial Purchaser, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company set forth herein shall be in addition to any liability or obligation the Company may otherwise have to any Indemnified Person.

     The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity
- --- ----
for such purpose), or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of any Liabilities, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, none of the Initial Purchasers (and their related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions applicable to the Notes purchased by such Initial Purchaser exceeds the amount of any damages and related expenses which such Initial Purchaser (and its related Indemnified Persons), has otherwise been required to pay or incur by reason of such untrue or alleged untrue statement or omission or alleged omission. The Initial Purchasers' obligations to contribute pursuant to this
Section 6(d) are several in proportion to the respective aggregate principal amount of Notes purchased by each of the Initial Purchasers hereunder and not joint .

7.   Conditions to Initial Purchasers' Obligations.  The respective obligations
     ---------------------------------------------
of the several Initial Purchasers to purchase any Notes under this Agreement are subject to the satisfaction of each of the following conditions on the Closing
Date:

     (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Company shall have per-formed or complied with all of its obligations and agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

     (b) At the Closing Date, no stop order suspending the sale of the Notes in the United States or any jurisdiction referred to in Section 4(h) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

     (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency, body or official which would, as of the Closing Date, prevent the issuance of the Notes; and no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Notes. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any down grading or indication that such securities have been placed on any "watch list" for possible downgrading, nor shall any review for a possible change, that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any nationally recognized statistical rating organization, as such term is defined for purposes of Rule 436(g)(2) of the Act.

     (d) Since the earlier of the date hereof or the dates as of which informa tion is given in the Offering Memorandum, there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Offering Memorandum, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or debt, of the Company and (iii) the Company shall have no liability or obligation, direct or contingent, that is material to the Company and the Subsidiaries, taken as a whole, and which is not disclosed in the Offering Memorandum.

     (e) You shall have received a certificate of the Company, dated the Closing Date, executed on behalf of the Company, by the vice president and chief financial officer and secretary of the Company confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 7.

     (f) On the Closing Date, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Piper & Marbury L.L.P., counsel for the Company, to the effect that:

               (i) The Company and each of the Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum as proposed to be conducted, and to own, lease and operate its properties;

               (ii) the Company and each of the Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

               (iii) all of the outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, to the best of such counsel's knowledge after due inquiry, other than (i) the ownership by an unaffiliated third-party of 549 shares of OCI Common Stock and (ii) the pledge by Omnipoint PCS, Inc. of 11,874 shares of OCI Common Stock to Mellon Bank, N.A., as collateral agent, for the ratable benefit of Northern Telecom, Inc., as adminis trative agent, and Ericsson Inc., as administrative agent, pursuant to the Amended and Restated Pledge Agreement dated as of August 7, 1996, are owned by the Company free and clear of any Lien; and, to the best of such counsel's knowledge after due inquiry, there are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities, commitments of sale, or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary;

               (iv) the Company has the requisite corporate power and authority to authorize the offering of the Notes, to execute, deliver and perform its obligations under this Agreement, the Notes, the Indenture, the Registration Rights Agreement and the Escrow Agreement and to issue, sell and deliver the Notes; each of this Agreement, the Notes, the Indenture, the Registration Rights Agree-ment and the Escrow Agreement have been duly authorized by all necessary corporate action, executed and delivered by the Company;

               (v) when issued, executed and authenticated and delivered in accordance with the Indenture and paid for by you in accordance with the terms of this Agreement, the Notes will constitute legal, valid and binding obligations of the Company, enforceable against the Com pany in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting the rights or remedies of creditors generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable;

               (vi) the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting the rights or remedies of creditors generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable;

               (vii) neither the Company nor any Subsidiary nor the Escrow Account is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company
          Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

               (viii) no authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the Escrow Agreement, except that such counsel need express no opinion with respect to state securities or Blue Sky laws or regulations and, with respect to the Registration Rights Agreement, the Act and the TIA;

               (ix) the execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement and the Escrow Agreement, the issuance and sale of the Notes, the performance of its obligations under this Agreement, the Notes, the Indenture, the Registration Rights Agreement and the Escrow Agreement and the consummation of the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the Escrow Agreement will not conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or the terms or provisions of, or constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) any Lien, with respect to, any obligation, bond, agreement, note, debenture or other evidence of indebtedness, or any indenture, mortgage, deed of trust or other agreement, lease or instrument (identified to such counsel in writing by the Company as material to the Company and the Subsidiaries, taken as a whole), any order of any court or governmental agency, body or official having jurisdiction over the Company or any Subsidiary or any of their respective assets or properties, or violate or conflict with any statute, rule or regulation or administrative regulation or decree or court decree applicable to the Company or any Subsidiary or any of their respective assets or properties;

               (x) each of the Registration Rights Agreement and the Escrow Agreement, assuming due authorization, execution and delivery thereof by the other parties thereto, will be a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights of indemnity or contribution, or both, may be limited by state and Federal laws and except as such enforceability may be limited by applicable bank-ruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting the rights or remedies of creditors generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity). Each of the Registration Rights Agreement and the Escrow Agreement conforms in all material respects with the descriptions thereof in the Offering Memorandum;

               (xi) neither the Company nor any Subsidiary is (A) in violation of its respective charter or bylaws or (B) in default in the performance of any obligation, bond, agreement, debenture, note or any other evidence of indebtedness, or any indenture, mortgage, deed of trust or other contract, lease or other instrument (identified to such counsel in writing by the Company as material to the Company and the Subsidiaries, taken as a whole) to which it is a party or by which it is bound, or to which any of the property or assets of any of them is subject;

               (xii) the Escrow Agreement is sufficient to create a security interest in the financial assets described therein under the Uniform Commercial Code. Assuming that the Escrow Agent continues to hold the financial assets described in the Escrow Agreement for the benefit of the Trustee in accordance with the Escrow Agreement, there has been granted to the Trustee a valid and perfected security interest in the financial assets described in the Escrow Agreement in accordance with the Uniform Commercial Code;

               (xiii) all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable;

               (xiv) to the best of such counsel's knowledge, after due inquiry, neither the Company nor any of its Subsidiaries has violated any Environmental Laws, nor any Federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable Federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act, as amended, or the rules and regulations promulgated thereunder, which in each case might result in any Material Adverse Change;

               (xv) the Company and each of its Subsidiaries has such material permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business as currently being conducted and as proposed to be conduct ed as described in the Offering Memorandum; to the best of such counsel's knowledge, after due inquiry, the Company and each of the Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material permit, subject in each case to such qualification as may be set forth in the Offering Memorandum; and, except as described in the Offering Memorandum, such permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries;

               (xvi) (1) except as set forth in the Offering Memorandum, (i) the Company and each of the Subsidiaries has applied for or obtained all Authorizations of and from, and has made all declarations and filings with, all Governmental Authorities, including, without limitation, the FCC and each Applicable PUC necessary to conduct its business as it is currently being conducted and as it is proposed to be conducted as described in the Offering Memorandum, except to the extent that the failure to obtain, declare or file would not, singly or in the aggregate, have Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect, except where the failure of any such Authorization to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect and (iii) the Company and each of the Subsidiaries is in compliance in all material respects with the rules and regulations of the FCC and all Applicable PUCs and the terms and conditions of all such Authorizations; (2) except for rulemaking proceedings of general applicability to the PCS industry not required to be described in the Offering Memorandum, there are no material legal or governmental proceedings pending before any Governmental Authority (except as such may be required under the Act or other securities or Blue Sky laws of the various states or by the NASD), including without limitation, the FCC or any Applicable PUC, to which the Company or any Subsidiary is a party or of which any property of the Company or any Subsidiary is the subject, and to the best of such counsel's knowledge, no such proceedings against the Company or any Subsidiary are threatened or contemplated; and (3) the execution, delivery and performance of this Agreement by the Company, the compliance by the Company with all the provisions thereof and the consummation of the transactions contemplated therein and in the Offering Memorandum, including, without limitation, the issuance and sale of the Notes to the Initial Purchasers, (i) do not conflict with or result in a violation of the Telecommunications Act of 1996, the Communications Act of 1934, as amended, the rules or regulations of the FCC or any Applicable PUC, or any judgment, order or decree of any Governmental Authori ty, (ii) will not cause any cancellation, termination, revocation, forfeiture or material impairment of any Authorization, and (iii) do not and will not require notice to or the approval of the FCC, any Applicable PUCs, or any other Governmental Authorities (except as such may be required under the Act or other securities or Blue Sky laws of the various states or by the NASD);

               (xvii) the Notes conform in all material respects to the description thereof in the Offering Memorandum under the caption "Description of the Notes";

               (xviii) the statements under the captions "Business -- Strategic Relationships" and "-- Regulatory Environment", "Plan of Distribu tion" and "Management", insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings; and

               (xix) The article appearing in the August 19, 1996, edition of the New York Times does not constitute a general solicitation or general advertising in connection with the offering and sale of the Notes which would render unavailable the exemption provided by Section 4(2) of the Act.

               (xx) assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 2(b) of this Purchase Agreement and of the Company in Section 5(ad) of this Purchase Agreement, the issuance and sale of the Notes to the Initial Purchasers and the offering, resale and delivery of the Notes by the Initial Purchasers, in each case in the manner disclosed in the Offering Memorandum, are exempt from the registration requirements of Section 5 of the Act and it is not necessary to qualify the Indenture under the TIA.

     With respect to paragraph (xix), the opinion letter will permit Skadden, Arps, Slate, Meagher & Flom to rely on such paragraph for purposes of its opinion. Such opinion letter will also recite that the New York Times article and surrounding factual circumstances and all relevant case law and SEC interpretations, including no action letters, were reviewed by such counsel.

     In giving their opinion required by subsection (f) of this Section 7, such counsel (i) may state that such opinions are limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York, and the General Corporation Law of the State of Delaware, and (ii) shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel in connection with the preparation of the Offering Memorandum and such counsel shall advise you that such counsel believes that the Offering Memorandum (as amended or supplemented), as of its date and as of the Closing Date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (except no opinion need be expressed as to the financial statements, notes and schedules included in the Offering Memorandum).

     (g) You shall have received an opinion dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to you.

     (h) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date, in form and substance satisfactory to you, from Coopers & Lybrand L.L.P., independent public accountants complying with Rule 2-01 of Regulation S-X of the Commission, with respect to the financial statements and certain financial and statistical information contained in the Offering Memorandum as you shall reasonably request.

     (i) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

     (j) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

     (k) The Notes shall have been approved for inclusion on the PORTAL system, subject to notice of official issuance.

     (l) The Registration Rights Agreement and the Escrow Agreement shall have been executed and delivered by the Company and upon closing the Escrow Account shall be funded from the Purchase Price as provided for in the Offering Memorandum.

8.   Effective Date of Agreement, Defaults and Termination.  This Agreement
     -----------------------------------------------------
shall become effective upon the later of (i) the execution and delivery of this Agreement by the parties hereto, and (ii) the delivery of the Offering Memorandum to the Initial Purchasers for their use in connection with sales of the Notes.

     This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by notice to the Company if any of the following has occurred: (i) subsequent to the date of the Offering Memorandum or the date of this Agreement, any Material Adverse Change which, in the judgment of DLJ, impairs the investment quality of the Notes, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in DLJ's judgment, make it impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes, (iii) any suspension or limitation of trading generally in securities on the New York or American Exchanges or the National Association of Securities Dealers Automated Quotation National Market, PORTAL or the over-the-counter markets or any setting of minimum prices for trading on such exchanges or markets, (iv) any declaration of a general banking moratorium by either Federal or New York state authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in DLJ's judgment has a material adverse effect on the financial markets in the United States, and would, in DLJ's judgment, make it impracticable or inadvisable to market the Notes or to enforce contracts for the sale of the Notes, (vi) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading or reviewed for a possible change that does not indicate the direction of the possible change by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the Act, or (vii) the enactment, publication, decree or other promulgation of any Federal, state or local statute, regulation, rule or order of any court or other governmental authority which would in the judgment of DLJ have a Material Adverse Effect or make it inadvisable or impractical to market the Notes.

     If this Agreement shall be terminated by the Initial Purchasers pursuant to clause (i), (vi) or (vii) of the second paragraph of this Section 8 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it agrees to pay pursuant to Section 4 hereof. If this Agreement is terminated pursuant to this Section 8, such termination shall be without liability of any Initial Purchaser to the Company.

     If on the Closing Date either of the Initial Purchasers shall fail or refuse to purchase the Notes which it has agreed to purchase hereunder on such date and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser and the Company, except as otherwise provided in this Section 8. In any such case that does not result in termination of this Agreement, either you or the Company may postpone the Closing Date for not longer than seven (7) days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

9.   Notices.  Notices given pursuant to any provision of this Agreement shall
     -------
be addressed as follows: (a) if to the Company, to Omnipoint Corporation at 2000 North 14th Street, Arlington, Virginia 22201, with a copy to Piper & Marbury L.L.P, 1200 19th Street, N.W., Washington, D.C. 20036, Attention: Edwin
M. Martin, Esq., (b) if to any Initial Purchaser, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Debt Capital Markets, with a copy to Skadden, Arps, Slate, Meagher & Flom at 333 West Wacker Drive, Chicago, Illinois 60606, Attention: Gary P. Cullen, Esq., or (c) in any case to such other address as the person to be notified may have requested in writing.

10.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
     -------------
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

11.  Severability.  Any determination that any provision of this Agreement may
     ------------
be, or is, unenforceable shall not affect the enforceability of the remainder of this Agreement.

12.  Successors.  Except as otherwise provided, this Agreement has been and is
     ----------
made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Notes from any of the several Initial Purchasers merely because of such purchase.

13.  Certain Definitions.  For purposes of this Agreement, "business day" means
     -------------------
any day on which the New York Stock Exchange, Inc. is open for trading.

14.  Counterparts.  This Agreement may be executed in one or more counterparts
     ------------
and, if executed in one or more counterparts, the executed counterparts shall each be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

15.  Headings.  The headings herein are inserted for convenience of reference
     --------
only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

16.  Survival.  The indemnity and contribution provisions and the other
     --------
agreements, representations and warranties of the Company, its officers and directors and of the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Initial Purchasers or by or on behalf of the Company or the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Notes and payment for them hereunder and (iii) termination of this Agreement.

     Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                              Very truly yours,

                              OMNIPOINT CORPORATION



                              By: _______________________________
                                  Name:
                                  Title:

The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written

 .
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

GOLDMAN, SACHS & CO.

By:  Donaldson, Lufkin & Jenrette
        Securities Corporation


By: _______________________________
    Name:
    Title:


                                  SCHEDULE I


                                                        Principal
                                                         Amount
                                                        ---------

Donaldson, Lufkin & Jenrette Securities Corporation    $166,666,667
Goldman, Sachs & Co.                                     83,333,333
                                                       ------------
                                                       $250,000,000